                                                                   EXHIBIT 4-B-2

                                AMENDMENT NO. 2
                                  WAIVER NO. 2
                                      AND
                                 CONSENT NO. 2
                         Dated as of December 20, 1993
                                       TO
                           CERTAIN OVERRIDE DOCUMENTS
                         Dated as of December 30, 1992


          THIS AMENDMENT NO. 2, WAIVER NO. 2 AND CONSENT NO. 2 TO CERTAIN OVERRIDE DOCUMENTS ("Agreement") is entered into as of December 20, 1993 by and among Hartmarx Corporation, a Delaware corporation ("Hartmarx"), Hart Schaffner & Marx, a New York corporation ("Hart Schaffner"), Jaymar-Ruby, Inc., an Indiana corporation ("Jaymar"), Hartmarx Employee Stock Ownership Plan Trust (the "ESOP Trust"), Trade Finance International Limited, an Illinois corporation ("TFIL") (Hartmarx, Hart Schaffner, Jaymar, the ESOP Trust and TFIL being sometimes collectively referred to herein as the "Borrowers"), the financial institutions named as "Lenders" on the signature pages hereto, and The First National Bank of Chicago, in its separate capacities as "MOF Agent" for certain of the Lenders and as "Collateral Agent" for all of the Lenders. Capitalized terms used herein but not defined herein shall have the meanings provided in the "Override Agreement" referred to below.


                                  WITNESSETH:
                                  ----------

          WHEREAS, the Borrowers, the Lenders, the MOF Agent and the Collateral Agent are parties to that certain Override Agreement dated as of December 30, 1992, as modified by that certain Amendment No. 1, Waiver No. 1 and Consent No. 1 dated as of May 21, 1993 (the "Override Agreement"), pursuant to which, among other things, the Borrowers and the Lenders restructured certain Obligations owing to the Lenders by the Borrowers and certain of the Lenders have agreed to extend additional credit to Hartmarx and TFIL;

          WHEREAS, Hartmarx desires to enter into a certain Loan Agreement with the City of Des Plaines, Illinois substantially in the form of Exhibit A attached hereto (the "Des Plaines Loan Agreement"), pursuant to which the City of Des Plaines, Illinois will lend to Hartmarx the proceeds of such city's issuance and sale of its Economic Development Refunding Revenue Bonds (Hartmarx Corporation Project) Series 1993 (the "Des Plaines Bonds"), which loan shall be in the original principal amount of $8,000,000 (the "Des Plaines IDB Loan"), and which Des Plaines Bonds shall be issued pursuant to that certain indenture substantially in the form of Exhibit A-1 attached hereto;

          WHEREAS, Hartmarx intends to advance all of the proceeds of the Des Plaines IDB Loan on behalf of Hart Schaffner to cause the Hart Schaffner Bonds to be redeemed in full and to satisfy, in full, all of Hart Schaffner's outstanding obligations under that certain Loan Agreement dated August 1, 1985 between the City of Des Plaines, Illinois and Hart Schaffner (the "Prior Des Plaines IDB Loan");

          WHEREAS, upon the provision for redemption of the Hart Schaffner Bonds and repayment in full of the Prior Des Plaines IDB Loan, (i) the NatWest Letter of Credit will be terminated, (ii) the Restated NatWest Cash Pledge will be terminated, (iii) the Restated NatWest Bonds Pledge will be terminated, (iv) the NatWest Letter of Credit Obligations will have been satisfied, (v) the Hart Schaffner-NatWest L/C Obligations will have been satisfied, (vi) the NatWest Lien will be released, (vii) the Restated NatWest Guaranty will be terminated and (viii) all Existing Pledged Cash held by NatWest pursuant to the Restated NatWest Cash Pledge shall be released and applied pursuant to this Agreement;

          WHEREAS, Hartmarx desires to enter into a certain Loan Agreement with the Indiana Development Finance Authority substantially in the form of Exhibit B attached hereto, pursuant to which the Indiana Development Finance Authority will lend to Hartmarx the proceeds of such authority's issuance and sale of its Economic Development Refunding Revenue Bonds (Hartmarx Corporation Project) Series 1993 (the "Indiana Bonds"), which loan shall be in the original principal amount of $7,500,000 (the "Indiana IDB Loan"), and which Indiana Bonds shall be issued pursuant to that certain indenture substantially in the form of Exhibit B-1 attached hereto;

          WHEREAS, Hartmarx intends to advance all of the proceeds of the Indiana IDB Loan on behalf of Jaymar to cause the Jaymar Bonds to be redeemed in full and to satisfy, in full, all of Jaymar's outstanding obligations under that certain Loan Agreement dated September 1, 1984 between the Indiana Employment Development Commission and Jaymar (the "Prior Indiana IDB Loan");

          WHEREAS, upon the provision for redemption of the Jaymar Bonds and the repayment in full of the Prior Indiana IDB Loan, (i) the BTC Letter of Credit will be terminated, (ii) the Restated BTC Cash Pledge will be terminated, (iii) the Restated BTC Bonds Pledge will be terminated, (iv) BTC Letter of Credit Obligations will have been satisfied, (v) the Jaymar-BTC L/C Obligations will have been satisfied, (vi) the BTC Lien will be released, (vii) the Restated BTC Guaranty will be terminated and (viii) all Existing Pledged Cash held by BTC pursuant to the Restated BTC Cash Pledge shall be released and applied pursuant to this Agreement; and

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          WHEREAS, the Borrowers, the MOF Agent, the Collateral Agent and the
Required Lenders and certain other Lenders have agreed to further amend the Override Agreement to, among other things, allow for the consummation of the foregoing transactions, to consent to certain other actions of the Borrowers, and to waive certain other violations by the Borrowers, all on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Amendment No. 2 to the Override Agreement. Effective as of the date first written above, upon the satisfaction of the conditions precedent set forth in Paragraph 5 below, the Override Agreement is hereby amended as follows:

          (a) Article I is amended to add each of the following definitions to such article in the appropriate alphabetical location:

          "'Des Plaines Bonds' means those certain Economic Development Refunding Revenue Bonds (Hartmarx Corporation Project) Series 1993 in the aggregate original principal amount of $8,000,000, issued by the City of Des Plaines, Illinois pursuant to the Des Plaines Indenture.

          'Des Plaines IDB Intercompany Advance' means that certain loan in the aggregate original principal amount of $8,000,000 made by Hartmarx to Hart Schaffner with the proceeds of the Des Plaines IDB Loan and other funds of Hartmarx.

          'Des Plaines IDB Loan' means that certain loan in the original principal amount of $8,000,000 made by the City of Des Plaines, Illinois to Hartmarx pursuant to the Des Plaines IDB Loan Agreement with the proceeds of the sale by such city of the Des Plaines Bonds.

          'Des Plaines IDB Loan Agreement' means that certain Loan Agreement dated as of December 1, 1993 between the City of Des Plaines, Illinois and Hartmarx, substantially in the form attached to that certain Amendment No. 2, Waiver No. 2 and Consent No. 2 to this Agreement as Exhibit A thereto, as the same may be amended, restated or otherwise modified from time to time in accordance with the provisions of this Agreement.

          'Des Plaines Indenture' means that certain Indenture of Trust dated as of December 1, 1993 between the City of Des Plaines, Illinois and Norwest Bank Minnesota, National Association, as Trustee, substantially in the form attached to that certain Amendment No. 2, Waiver No. 2 and Consent No. 2 to this Agreement as Exhibit A-1 thereto, as the same may be amended, restated or otherwise modified from time to time in accordance with the provisions of this Agreement.

          'Indiana Bonds' means those certain Economic Development Refunding Revenue Bonds (Hartmarx Corporation Project) Series 1993 in the aggregate original principal amount of $7,500,000, issued by the Indiana Development Finance Authority pursuant to the Indiana Indenture.

          'Indiana IDB Intercompany Advance' means that certain loan in the aggregate original principal amount of $7,500,000 made by Hartmarx to Jaymar with the proceeds of the Indiana IDB Loan and other funds of Hartmarx.

          'Indiana IDB Loan' means that certain loan in the original principal amount of $7,500,000 made by the Indiana Development Finance Authority to Hartmarx pursuant to the Indiana IDB Loan Agreement with the proceeds of the sale by such authority of the Indiana Bonds.

          'Indiana IDB Loan Agreement' means that certain Loan Agreement dated as of December 1, 1993 between the Indiana Development Finance Authority and Hartmarx, substantially in the form attached to that certain Amendment No. 2, Waiver No. 2 and Consent No. 2 to this Agreement as Exhibit B thereto, as the same may be amended, restated or otherwise modified from time to time in accordance with the provisions of this Agreement.

          'Indiana Indenture' means that certain Indenture of Trust dated as of December 1, 1993 between the Indiana Development Finance Authority and Norwest Bank Fort Wayne, N. A., as Trustee, substantially in the form attached to that certain Amendment No. 2, Waiver No. 2 and Consent No. 2 to this Agreement as Exhibit B-1 thereto, as the same may be amended, restated or otherwise modified from time to time in accordance with the provisions of this Agreement.

          '1993 Bond Documents' means, collectively, the Des Plaines Indenture, the Des Plaines IDB Loan Agreement, the Indiana Indenture, the Indiana IDB Loan Agreement, and all other agreements, instruments and documents contemplated by or related to such indentures or loan agreements to which Hartmarx or any Subsidiary is a party or third party beneficiary, in each case as the same may be amended, restated or otherwise modified from time to time in accordance with the provisions of this Agreement."

              (b)  Article I is further amended to delete in its entirety clause
(iii) of the definition of "Permitted Investments" and to replace such clause with the following clause:

 "(iii) Deposit accounts (other than those described in clause (vii) of this definition) maintained in the ordinary course of business; provided, that all such deposit accounts are maintained with the Collateral Agent, a Lender, or an Affiliate or any such Person and are subject to the Collateral Agent's Lien securing the Obligations or are otherwise subject to blocked account agreements, lock box agreements or cash collection or cash concentration agreements established for the benefit of the Lenders, except in the case of such Investments which (A) at all times aggregate less than $4,000,000 and constitute (1) disbursement, payroll and deposit accounts other than those into which proceeds of Receivables and/or cash sales are deposited, collected or concentrated or (2) deposit accounts into which proceeds of Receivables and/or cash sales are deposited, collected or concentrated and which, with respect to each calendar month after June, 1993, have average monthly balances of less than $20,000 each and receive less than $100,000 each in the aggregate of deposits during each month, or
     (B) constitute (1) accounts maintained at the Bank of New York and/or Manufacturers and Traders Trust Company in connection with either such institution's issuance of Commercial Letters of Credit or (2) accounts maintained at banks and trust companies in connection with such institutions' issuance of Commercial Letters of Credit; provided, further, that such amounts maintained pursuant to clauses (B)(1) and (B)(2) of this paragraph shall only be Permitted Investments to the extent of the face amount of Commercial Letters of Credit issued by such institutions for the account of Hartmarx or its Subsidiaries and then only with respect to such Commercial Letters of Credit which, in the case of amounts maintained pursuant to clause (B)(1), are or were issued on or before January 31, 1993, and in the case of amounts maintained pursuant to clause (B)(2), are issued after June 30, 1995, in any such case as the same may be amended, extended, replaced or substituted thereafter in connection with the transaction giving rise to the original issuance of such Commercial Letter of Credit, but not, in the case of amounts pursuant to clause (B)(1), with respect to new transactions occurring after January 31, 1993;"

          (c)  Article I is further amended to delete in its entirety clause
(xi) of the definition of "Permitted Investments" and to replace such clause with the following clause:

     "(xi) To the extent not prohibited by Section 10.2.10 or other provisions of this Agreement, intercompany advances or equity investments by Hartmarx to or in any of its Wholly-Owned Subsidiaries, or by a Wholly-Owned Subsidiary to or in another Wholly-Owned Subsidiary or Hartmarx, (1) for the purchase or construction of fixed assets, plant and equipment which are capitalized in accordance with Agreement Accounting Principles, (2) for working capital purposes, or
                    (3) which constitute the Des Plaines IDB Intercompany Advance or the Indiana IDB Intercompany Advance; provided, however, that no such investment made after the Effective Date in a Wholly-Owned Subsidiary shall be a Permitted Investment if such Wholly-Owned Subsidiary is not an Active Subsidiary or if such Wholly-Owned Subsidiary is HSSI or any of its Subsidiaries; and"

          (d) Section 10.1.2(d) is amended to delete the word "and" which appears at the end of clause (iii) of such section, to replace such word with a comma, and to add the following provision to the end of such section:

     ", (v) the prepayment in full by Jaymar of all of Jaymar's outstanding Indebtedness under that certain Loan Agreement dated September 1, 1984 between the Indiana Employment Development Commission and Jaymar with the proceeds of the Indiana IDB Intercompany Advance and (vi) the prepayment in full by Hart Schaffner of all of Hart Schaffner's outstanding Indebtedness under that certain Loan Agreement dated August 1, 1985 between the City of Des Plaines, Illinois and Hart Schaffner with the proceeds of the Des Plaines IDB Intercompany Advance. Notwithstanding anything in this section or Agreement to the contrary, Hartmarx shall not, and shall not permit any of its Subsidiaries to, voluntarily prepay prior to its stated maturity the Des Plaines IDB Loan or the Indiana IDB Loan or to voluntarily purchase, redeem, or cause the redemption of, any of the Des Plaines Bonds or the Indiana Bonds."

          (e) Section 10.1.24 is amended to delete in its entirety the last sentence of such section and to replace such sentence with the following provisions:

     "Notwithstanding the foregoing, (a) upon the termination or expiration of the Bridge Commitments and payment in full of all "Obligations" under and defined in the Bridge Loan Agreement, such agreements and arrangements shall thereafter be maintained for the benefit of the Lenders in form, scope and substance substantially as maintained immediately prior to such termination or expiration and (b) no such agreements shall be required with respect to deposit accounts which constitute Permitted Investments under clauses (iii)(A), (iii)(B), (vi) or (vii) of the definition of such term contained in Article I hereof."

          (f) Section 10.2.1 is amended to replace the comma which appears at the end of clause (g) of such section with a period and to delete in their entirety clauses (h), (i) and (j) of such section.

          (g) Section 10.2.3 is amended to add the following provision to the end of clause (c) of such section:

     ", and provided, further, that, and notwithstanding the foregoing provisions of this clause (c), (i) Jaymar's outstanding Indebtedness under that certain Loan Agreement dated September 1, 1984 between the Indiana Employment Development Commission and Jaymar shall be refunded and refinanced in full with the proceeds of the Indiana IDB Intercompany Advance which, in turn, shall be funded by Hartmarx with, together with other funds, the proceeds of the Indiana IDB Loan, and, in each case, such refunding, refinancing and funding shall occur on or before the thirtieth
     (30th) day immediately following the date on which the Indiana Bonds are issued and that, during such thirty (30) day period, the proceeds of the sale of such Indiana Bonds shall be held in trust by such Persons and pursuant to such agreements as may be acceptable to the Collateral Agent and (ii) Hart Schaffner's outstanding Indebtedness under that certain Loan Agreement dated August 1, 1985 between the City of Des Plaines, Illinois and Hart Schaffner shall be refunded and refinanced in full with the proceeds of the Des Plaines IDB Intercompany Advance which, in turn, shall be funded by Hartmarx with, together with other funds, the proceeds of the Des Plaines IDB Loan, and, in each case, such refunding, refinancing and funding shall occur on or before the thirtieth (30th) day immediately following the date on which the Des Plaines Bonds are issued and that, during such thirty (30) day period, the proceeds of the sale of such Des Plaines Bonds shall be held in trust by such Persons and pursuant to such agreements as may be acceptable to the Collateral Agent;"

          (h) Section 10.2.4 is amended to delete in its entirety clause (c) of such section and to replace such clause with the following clause:

          "(c) Make any other distribution of assets or property in respect of the common stock of Hartmarx or any Subsidiary, except cash or Property distributions in respect of the common stock of Hartmarx's Wholly-Owned Subsidiaries to Hartmarx or to other Wholly-Owned Subsidiaries of Hartmarx (other than to HSSI or any of its Subsidiaries should HSSI become a Subsidiary of Hartmarx)."

          (i) Section 10.2.5 is amended to delete in its entirety clause (c) of such section and to replace such clause with the following clause:

          "(c) Make any other distribution of assets or property in respect of any of the Other Capital Stock of Hartmarx or any Subsidiary, except cash or Property distributions in respect of any of the Other Capital Stock of Hartmarx's Wholly-Owned Subsidiaries to Hartmarx or to other Wholly-Owned Subsidiaries of Hartmarx (other than to HSSI or any of its Subsidiaries should HSSI become a Subsidiary of Hartmarx),"

          (j) Section 10.2.5 is further amended to add the following provision to the end of clause (d) thereof:

     "except as may be permitted pursuant to Section 10.1.2(d) hereof."

          (k)  Section 10.2.7(a) is amended to delete in its entirety clause
(ii) of the proviso which appears at the end of such section and to replace such clause with the following provision:

     "[intentionally omitted]."

          (l) Section 10.2.15 is amended to add the following provision to the end of such section:

     "Notwithstanding the foregoing, prior to the occurrence, or in the absence of the continuation, of any Default, each Borrower may, and shall permit each of their respective Subsidiaries to, repay "Intercompany Claims" (as defined in the Contribution and Subordination Agreement) in the ordinary course of such parties businesses as conducted on the Effective Date."

          (m) Section 10.2.20(a) is amended to add the following reference to such section immediately following the first reference to "Bridge Documents" in such section:

     ", 1993 Bond Documents"

          (n) Section 10.2.20 is further amended to add the following clause to the end of such section:

          "(c) Hartmarx shall promptly provide each Lender with notice of the occurrence of any "Event of Default" under the Des Plaines IDB Loan Agreement or the Indiana IDB Loan Agreement, any "Determination of Taxability" (as defined in the Des Plaines IDB Loan Agreement or the Indiana IDB Loan Agreement), or the occurrence of any "Default" or "event of default" under the Des Plaines Indenture or the Indiana Indenture."

          (o) Section 10.2.21 is amended to add the following provisions to the end of clause (b) of such section:

     ", provided, however, that, the Hart Schaffner Bonds shall be redeemed in full in connection with the issuance of the Des Plaines Bonds, which redemption shall occur no later than the thirtieth (30th) day immediately following the issuance of such Des Plaines Bonds, and the Jaymar Bonds shall be redeemed in full in connection with the issuance of the Indiana Bonds, which redemption shall occur no later than the thirtieth (30th) day immediately following the issuance of such Indiana Bonds. Hartmarx shall not exercise any optional rights under the 1993 Bond Documents to prepay the outstanding principal balance of all or any portion of the Des Plaines IDB Loan or the Indiana IDB Loan or to redeem, or cause the redemption of, the Des Plaines Bonds or the Indiana Bonds."

          (p) Section 11.7 is amended to add the following provision to the end of such section:

     "; or there shall occur any "Event of Default" under the Des Plaines IDB Loan Agreement or the Indiana IDB Loan Agreement, any "Determination of Taxability" (as defined in the Des Plaines IDB Loan Agreement or the Indiana IDB Loan Agreement), or any "Default" or "event of default" under the Des Plaines Indenture or the Indiana Indenture, or there shall occur any other event, or any other condition shall exist, the result of which occurrence or condition would permit (a) the issuer of the Des Plaines Bonds or the Indiana Bonds, any trustee with respect thereto or any holder of such bonds to require that any such bonds be redeemed or (b) the issuer of the Des Plaines Bonds or the Indiana Bonds, any trustee with respect thereto or any holder of such bonds to accelerate the maturity of the Des Plaines IDB Loan or the Indiana IDB Loan."

          (q) Section 13.1 is amended to delete in their entirety clause (c) and (d) of such section and to replace such clauses with the following provisions:

          "(c)  [intentionally omitted].

          (d) [intentionally omitted]."

          (r) Section 14.13 is amended to delete in its entirety the parenthetical which appears in clause (ii) of such section and to replace such parenthetical with the following parenthetical:

     "(and Hartmarx, on behalf of itself and the other Subsidiaries, shall have certified its compliance with such section by delivering prior to the closing of such transaction to the MOF Agent, the Collateral Agent and each

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     Lender or, if the amount of such disposition is $75,000 or less and the aggregate amount of all such dispositions of $75,000 or less (including such disposition) during the then immediately preceding twelve (12) month period is $500,000 or less, to the Collateral Agent, (a) an Officer's Certificate substantially in the form of Exhibit XIV and (b) copies of the substantially final version of the agreement or agreements providing for such disposition)"

          (s) Schedule 18.1 is deleted in its entirety and replaced with the restated schedule attached to this Agreement as Exhibit C hereto.

          2. Waiver No. 2 to Override Agreement. Effective as of the date first written above, upon the satisfaction of the conditions precedent set forth in Paragraph 5 below, the Lenders hereby waive any noncompliance by Hartmarx or the Subsidiaries with the following provisions to the extent occurring prior to the date hereof and specifically described below:

          (a) Failure to comply with Section 10.2.6 of the Override Agreement, to the extent that Hartmarx or the Subsidiaries maintained deposit accounts in an aggregate amount in excess of $4,000,000 in (i) disbursement, payroll and deposit accounts other than those into which proceeds of Receivables and/or each sales are deposited, collected or concentrated, (ii) accounts maintained at The Bank of New York and/or Manufacturers and Traders Trust Company in connection with either such institution's issuance of Commercial Letters of Credit, (iii) accounts maintained at banks and trust companies in connection with such institutions' issuance of Commercial Letters of Credit, and (iv) deposit accounts into which proceeds of Receivables and/or cash sales are deposited, collected or concentrated and which, with respect to each calendar month after June, 1993, have average monthly balances of less than $20,000 each and receive less than $100,000 each in the aggregate of deposits during each month; provided, however, that such waiver shall only be effective if the aggregate of the amounts described in clauses (i), (iii) and (iv) of this paragraph at no time prior to the effective date hereof exceeded $4,000,000; and

          (b) Defaults, if any, under Section 11.7 of the Override Agreement as a result of the occurrence of the Bridge Borrowers' failure to comply with the provisions of the Bridge Loan Agreement which are specifically waived pursuant to that certain amendment, waiver and consent agreement substantially in the form of Exhibit D attached hereto and made a part hereof (the "Bridge Modification Agreement").

          3. Consent No. 2 to the Override Agreement. Effective as of the date first written above, upon the satisfaction of the conditions precedent set forth in Paragraph 5 below, each of the Lenders hereby agrees that, notwithstanding the provisions of Section 10.2.20(a) of the Override Agreement,

Hartmarx and the Subsidiaries may enter into the Bridge Modification Agreement.

          4. Satisfaction of Certain Obligations Held by NatWest and BTC and Release of Related Liens; Application of Existing Pledged Cash. Subject to the satisfaction of the conditions precedent set forth in Paragraph 5 below, and,
(x) in the case of clauses (a) and (c) below in this paragraph, each of NatWest, the other Lenders, the Collateral Agent, the MOF Agent and the Borrowers hereby agrees that, as of such time as (and only in the event that) NatWest shall have notified the Collateral Agent that (1) the NatWest Letter of Credit shall have been cancelled or terminated, (2) the original thereof shall have been returned to NatWest and (3) all outstanding Hart Schaffner-NatWest L/C Obligations shall have been paid in full, (y) in the case of clauses (b) and (d) below in this paragraph, each of BTC, the other Lenders, the Collateral Agent, the MOF Agent and the Borrowers hereby agrees that, as of such time as (and only in the event that) BTC shall have notified the Collateral Agent that (1) the BTC Letter of Credit shall have been cancelled or terminated, (2) the original thereof shall have been returned to BTC and (3) all outstanding Jaymar-BTC L/C Obligations shall have been paid in full, and (z) in either such case without any other action on the part of any Person:

          (a) (i) the Restated NatWest Cash Pledge will thereupon be deemed terminated, (ii) the Restated NatWest Bonds Pledge will thereupon be deemed terminated, (iii) the NatWest Letter of Credit Obligations will thereupon be deemed satisfied, (iv) the Hart Schaffner-NatWest L/C Obligations will thereupon be deemed satisfied, (v) the NatWest Lien will thereupon be deemed released and
(vi) the Restated NatWest Guaranty will thereupon be deemed terminated;

          (b) (i) the Restated BTC Cash Pledge will thereupon be deemed to terminated, (ii) the Restated BTC Bonds Pledge will thereupon be deemed terminated, (iii) BTC Letter of Credit Obligations will thereupon be deemed satisfied, (iv) the Jaymar-BTC L/C Obligations will thereupon be deemed satisfied, (v) the BTC Lien will thereupon be deemed released and (vi) the Restated BTC Guaranty will thereupon be deemed terminated;

          (c) Hart Schaffner will have thereupon be deemed to have hereby irrevocably authorized and directed NatWest to deliver to the Collateral Agent, and NatWest shall thereupon so deliver, for application pursuant to Sections
4.1.6 and 4.3 of the Override Agreement as a Mandatory Prepayment (after giving effect to the provisions of clauses (a) and (b) of this Paragraph 4, and without giving effect to the provisions of Section 4.1.7 of the Override Agreement with respect to any related mandatory reduction of Bridge Commitments required under the Bridge Agreement or the Bridge Modification Agreement) the aggregate amount of all Existing Pledged Cash then held by or for the benefit of NatWest pursuant to the Restated NatWest Cash Pledge; and

          (d) Jaymar will have thereupon be deemed to have hereby irrevocably authorized and directed BTC to deliver to the Collateral Agent, and BTC shall thereupon so deliver, for application pursuant to Sections 4.1.6 and 4.3 of the Override Agreement as a Mandatory Prepayment (after giving effect to the provisions of clauses (a) and (b) of this Paragraph 4, and without giving effect to the provisions of Section 4.1.7 of the Override Agreement with respect to any related mandatory reduction of Bridge Commitments required under the Bridge Agreement or the Bridge Modification Agreement) the aggregate amount of all Existing Pledged Cash held by or for the benefit of BTC pursuant to the Restated BTC Cash Pledge.

          5. Conditions to Effectiveness; Subsequent Requirements; Acknowledgements. (a) This Agreement shall become effective as of the date first written above if, and only if, on or before January 31, 1994:

          (i) the Collateral Agent shall have received originally-executed counterparts to this Agreement, executed and delivered by a duly authorized officer of (i) each Borrower and (ii) Lenders constituting the Required Lenders, NatWest and BTC;

          (ii) the Collateral Agent shall have received originally-executed counterparts of the Acknowledgements attached hereto from each of the Persons named therein as signatories thereto; and

          (iii) the Collateral Agent shall have received a copy of the fully-executed Bridge Modification Agreement executed by each Bridge Borrower and each Bridge Lender and other Person required to execute such Agreement as a condition to its effectiveness;

provided, however, that the amendments described in clauses (f), (h), (i), (k) and (q) of Paragraph 1 of this Agreement shall not become effective unless and until (y) NatWest shall have notified the Collateral Agent that (1) the NatWest Letter of Credit shall have been cancelled or terminated, (2) the original thereof shall have been returned to NatWest and (3) all outstanding Hart Schaffner-NatWest L/C Obligations shall have been paid in full and (z) BTC shall have notified the Collateral Agent that (1) the BTC Letter of Credit shall have been cancelled or terminated, (2) the original thereof shall have been returned to BTC and (3) all outstanding Jaymar-BTC L/C Obligations shall have been paid in full.

          (b) Each of the parties hereto agrees and acknowledges that no consent of any Person other than the Persons named in clause (a)(i) of this paragraph is required in order for this Agreement to become effective.

          (c) Upon their execution and delivery, Hartmarx hereby agrees to promptly deliver to each Lender true and correct copies of each of the "1993 Bond Documents" (as defined in Paragraph 1 hereof).

          (d) Hartmarx hereby agrees and acknowledges that, when made, the "Des Plaines IDB Intercompany Advance" and the "Indiana IDB Intercompany Advance" (each as defined in Paragraph 1 hereof) will constitute "Intercompany Claims" under, as defined in, and subordinated pursuant to, the Contribution and Subordination Agreement.

          (e) At such time as NatWest shall have received and cancelled the original NatWest Letter of Credit and all outstanding Hart Schaffner-NatWest L/C Obligations shall have been paid in full, Hartmarx and NatWest shall provide Collateral Agent with notice and evidence reasonably satisfactory to it of the occurrence of such events.

          (f) At such time as BTC shall have received and cancelled the original BTC Letter of Credit and all outstanding Hart Jaymar-BTC L/C Obligations shall have been paid in full, Hartmarx and BTC shall provide Collateral Agent with notice and evidence reasonably satisfactory to it of the occurrence of such events.

          (g) At such time as the Hart Schaffner Bonds have been redeemed in full and the Prior Des Plaines IDB Loan shall have been repaid in full, Hartmarx shall provide the Collateral Agent and NatWest with evidence reasonable satisfactory to them of the occurrence of such events.

          (h) At such time as the Jaymar Bonds have been redeemed in full and the Prior Indiana IDB Loan shall have been repaid in full, Hartmarx shall provide the Collateral Agent and BTC with evidence reasonable satisfactory to them of the occurrence of such events.

          (i) At such time as the Collateral Agent shall have received any or all of the Existing Pledged Cash from NatWest and/or BTC pursuant to clauses (c) and/or (d) of Paragraph 4 of this Agreement, the Collateral Agent shall apply such amounts in accordance with such clauses.

          (j) Hartmarx hereby covenants and agrees (i) that the aggregate disbursements required to be made by Hartmarx and its Subsidiaries (whether to be paid in cash or to be set off against amounts to be disbursed to Hartmarx or its Subsidiaries) in connection with the issuance of the Des Plaines Bonds and the Indiana Bonds, the funding of the Des Plaines IDB Loan and the Indiana IDB Loan, the funding of the Des Plaines IDB Intercompany

Advance and the Indiana IDB Intercompany Advance, the redemption and retirement of the Hart Schaffner Bonds and the Jaymar Bonds, and the payment in full of the Prior Des Plaines IDB Loan and the Prior Indiana IDB Loan (excluding, however, the payment of principal with respect to the Prior Des Plaines IDB Loan and the Prior Indiana IDB Loan, the payment of accrued interest with respect to any of the foregoing, and the payment of legal fees and expenses with respect to the preparation of this Agreement, but including, without limitation, all other underwriter's fees, trustee's fees, issuer's fees, discounts, attorneys' and paralegal's fees, taxes, prepayment penalties and premiums, reimbursements and other transactions costs, expenses and charges), shall not exceed $825,000; and
(ii) to deliver to the Collateral Agent, promptly following the last of such transactions, a certificate from an Authorized Officer as to such aggregate disbursements supported by a schedule itemizing each component thereof in form and scope satisfactory to the Collateral Agent.

          (k) Hartmarx, Hart Schaffner and Jaymar hereby each covenant and agree to, as soon as practicable and in no event later than the thirtieth (30th) day immediately following the issuance of the Indiana Bonds and the Des Plaines Bonds, to cause (i) the redemption in full of the Hart Schaffner Bonds and the Jaymar Bonds, (ii) the satisfaction in full of the Prior Des Plaines IDB Loan and the Prior Indiana IDB Loan, (iii) the return and cancellation of the NatWest Letter of Credit and the BTC Letter of Credit and (iv) the payment in full of all outstanding Hart Jaymar-NatWest L/C Obligations and Jaymar-BTC L/C Obligations.

          6.  Representations and Warranties.

          (a) Each Borrower hereby represents and warrants that this Agreement and the Override Documents as amended and modified hereby, constitute legal, valid and binding obligations of Hartmarx and each Subsidiary to the extent they are parties thereto and are enforceable against Hartmarx and such Subsidiaries in accordance with their terms (except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization and other laws affecting the rights of creditors generally and (ii) rules of equity affecting the enforcement of obligations generally).

          (b) Each Borrower hereby represents and warrants that, as of the date such Borrower executes and delivers its counterpart of this Agreement (and assuming the effectiveness of this Agreement) (i) no Default or Unmatured Default has occurred and is continuing and (ii) all of the representations and warranties of such Borrower contained in the Override Documents (in each case other than representations and warranties which are expressly indicated in such documents as being made only as of a different date) are true and correct in all material respects.

          7. Authority to Execute Release Documents. Subject to the effectiveness of this Agreement, each Lender hereby expressly authorizes the Collateral Agent, (a) following such time as (and only in the event that) the Collateral Agent shall have received notice from NatWest that (1) the NatWest Letter of Credit shall have been cancelled or terminated, (2) the original thereof shall have been returned to NatWest and (3) all outstanding Hart Schaffner-NatWest L/C Obligations shall have been paid in full, to execute and deliver to Hartmarx or Hart Schaffner such documents and instruments as may be necessary or desirable to release the NatWest Lien, in each case pursuant to release documentation in form and substance satisfactory to the Collateral Agent and NatWest, and (b) following such time as (and only in the event that) the Collateral Agent shall have received notice from BTC that (1) the BTC Letter of Credit shall have been cancelled or terminated, (2) the original thereof shall have been returned to BTC and (3) all outstanding Jaymar-BTC L/C Obligations shall have been paid in full, to execute and deliver to Hartmarx or Jaymar such documents and instruments as may be necessary or desirable to release the BTC Lien, in each case pursuant to release documentation in form and substance satisfactory to the Collateral Agent and BTC.

          8.  Reference to and Effect on the Override Agreement.

          (a) Upon the effectiveness of this Agreement, (i) each reference in the Override Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Override Agreement as amended and modified hereby and (ii) each reference to the Override Agreement in each Override Document shall mean and be a reference to the Override Agreement as amended and modified hereby.

          (b) Except as specifically amended or modified above, the Override Agreement and each Override Document shall remain in full force and effect, and is hereby ratified and confirmed.

          (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Collateral Agent, the MOF Agent, or any of the Lenders, nor constitute a waiver of any provision of any of the Override Documents. Without limiting the generality of the foregoing, the Lenders', the MOF Agent's and the Collateral Agent's failure to specifically waive in Paragraph 2 hereof any breach or other violation by Hartmarx or the Subsidiaries of any provision of the Override Documents which has occurred on or prior to the date hereof with or without the knowledge of any Lender or the Collateral Agent shall not constitute the Lender's, MOF Agent's or the Collateral Agent's agreement that such breach or violation is immaterial nor shall it constitute an implied waiver of such breach or violation, and each Lender, the MOF Agent and the Collateral Agent hereby reserves all rights and remedies with respect to any such breach or other violation.

          (d) This Agreement shall constitute a Override Document subject to the terms and provisions of the Override Agreement. Notwithstanding anything in
Section 11.4 of the Override Agreement or any other provision to the contrary, the Borrowers further agree that any failure by any one of them to perform any of its covenants under this Agreement shall constitute an immediate Default without the benefit of any grace period.

          9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

          10. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

          11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties hereto.



                                     -15A-

          IN WITNESS WHEREOF, the Borrowers, the Lenders, the MOF Agent and the Collateral Agent have executed this Agreement as of the date first above written.

                              Borrowers:
                              ---------

                              HARTMARX CORPORATION



                              By: __________________________
                              Name: ________________________
                              Title:________________________


                              TRADE FINANCE INTERNATIONAL LIMITED



                              By: __________________________
                              Name: ________________________
                              Title: _______________________


                              HART SCHAFFNER & MARX



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              JAYMAR-RUBY, INC.



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              HARTMARX EMPLOYEE STOCK OWNERSHIP
                              PLAN TRUST
                              By:  CONTINENTAL BANK N.A., as ESOP
                              Trustee



                              By: _________________________
                              Name: _______________________
                              Title: ______________________

                              Collateral Agent and MOF Agent:
                              ------------------------------

                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as Collateral Agent for the Lenders
                              and as MOF Agent for the MOF Lenders



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              Lenders:
                              -------

                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as a Lender and a MOF Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              ABN AMRO BANK N.V., as a Lender
                              and a MOF Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              BANKERS TRUST COMPANY, as a Lender,
                              an Issuer and a MOF Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________

                              BANCA NAZIONALE DEL LAVORO,
                              CHICAGO BRANCH, as a Lender
                              and a MOF Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as a Lender
                              and a MOF Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              THE ROYAL BANK OF CANADA, as a
                              Lender and a MOF Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              CONTINENTAL BANK N.A., as a Lender
                              and a MOF Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________

                              THE FUJI BANK, LIMITED,
                              CHICAGO BRANCH, as a Lender
                              and a MOF Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              HARRIS TRUST AND SAVINGS BANK,
                              as a Lender and a MOF Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              NATIONAL WESTMINSTER BANK PLC,
                              NEW YORK BRANCH, as a Lender,
                              an Issuer and a MOF Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              NATIONSBANK OF NORTH CAROLINA,
                              N.A., as a Lender and a MOF
                              Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              THE SANWA BANK, LIMITED, CHICAGO
                              BRANCH, as a Lender and a MOF
                              Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________

                              SWISS BANK CORPORATION, as a Lender
                              and a MOF Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              COMMERZBANK AKTIENGESELLSCHAFT,
                              GRAND CAYMAN BRANCH, as a Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              WACHOVIA BANK OF NORTH CAROLINA,
                              N.A., as a Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________

                              ALLSTATE LIFE INSURANCE COMPANY,
                              as a Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              NATIONWIDE LIFE INSURANCE COMPANY,
                              as a Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              FARMLAND LIFE INSURANCE COMPANY,
                              as a Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              WEST COAST LIFE INSURANCE COMPANY,
                              as a Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              WISCONSIN HEALTH CARE LIABILITY
                              INSURANCE PLAN, as a Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________

                              FINANCIAL HORIZONS LIFE INSURANCE
                              COMPANY, as a Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________


                              GUARANTEE MUTUAL LIFE COMPANY,
                              as a Lender



                              By: _________________________
                              Name: _______________________
                              Title: ______________________

                                 ACKNOWLEDGMENT
                                 --------------

          As of December 20, 1993 each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 2, Waiver No. 2 and Consent No. 2 of even date herewith to Certain Override Documents dated as of December 30, 1992 (the "Agreement"), (ii) except as expressly amended or otherwise modified in the Agreement, reaffirms the terms and conditions of each of the respective Override Documents to which it is a party, and (iii) acknowledges and agrees that (A) such Override Documents remain in full force and effect (including, without limitation, with respect to the Obligations of the Borrowers under the Override Agreement as amended by the Agreement), (B) that such Override Documents are hereby ratified and confirmed and (C) that neither the solicitation nor procurement of the undersigned's signature hereon shall establish a course of dealing with respect to amendments or other modifications to the Override Agreement.


HARTMARX CORPORATION          HICKEY-FREEMAN CO., INC.
AMERICAN APPAREL BRANDS, INC. HOOSIER FACTORIES, INCORPORATED
ANNISTON SPORTSWEAR           INTERCONTINENTAL APPAREL, INC.
     CORPORATION              INTERNATIONAL WOMEN'S APPAREL
BILTWELL COMPANY, INC.              INC.
BRIAR, INC.                   JAYMAR-RUBY, INC.
CHICAGO TROUSER COMPANY, LTD. JRSS, INC.
COLEMAN CLOTHES, INC.         KUPPENHEIMER MANUFACTURING COMPANY,
C.M. CLOTHING, INC.                 INC.
C.M. OUTLET CORP.             KUPPENHEIMER MEN'S CLOTHIERS
COUNTRY MISS, INC.                  DADEVILLE, INC.
COUNTRY MISS INTERNATIONAL    MEN'S QUALITY BRANDS, INC.
     LIMITED                  NATIONAL CLOTHING COMPANY, INC.
DIRECT ROUTE MARKETING        106 REAL ESTATE CORP.
     CORPORATION              RECTOR SPORTSWEAR CORPORATION
E-TOWN SPORTSWEAR CORPORATION SEAFORD CLOTHING CO.
FAIRWOOD-WELLS, INC.          SOCIETY BRAND, LTD.
GLENEAGLES, INC.              THORNGATE, LTD.
HENRY GRETHEL APPAREL, INC.   THORNGATE UNIFORMS, INC.
HANDMACHER FASHIONS FACTORY   TRADE FINANCE INTERNATIONAL LIMITED
     OUTLET, INC.             UNIVERSAL DESIGN GROUP, LTD.
HART SCHAFFNER & MARX         WALTON MANUFACTURING COMPANY
HART SERVICES, INC.           M. WILE & COMPANY
HARTMARX INTERNATIONAL,       WINCHESTER CLOTHING COMPANY
     INC. (F/K/A HARTMARX     YORKE SHIRT CORPORATION
     LICENSING, INC.)         ROBERT SURREY, INC.
HGA LICENSING, INC.



By: _________________________ By: __________________________
     Name: __________________       Name: ___________________
     Title: _________________       Title: __________________

                                                                       EXHIBIT C
                                                                       ---------

                                                                   SCHEDULE 18.1
                                                                   -------------


                              NOTICES
                              -------

IF TO BORROWERS:              HARTMARX CORPORATION
                              101 North Wacker Drive
                              Chicago, Illinois 60606-7389
                              Attention:  Carey M. Stein
                              Telephone Number: (312) 372-6300
                              Telecopy Number:  (312) 855-3868

                              TRADE FINANCE INTERNATIONAL LIMITED
                              101 North Wacker Drive
                              Chicago, Illinois 60606-7389
                              Attention:  Carey M. Stein
                              Telephone Number: (312) 372-6300
                              Telecopy Number:  (312) 855-3868

                              HART SCHAFFNER & MARX
                              101 North Wacker Drive
                              Chicago, Illinois 60606-7389
                              Attention:  Carey M. Stein
                              Telephone Number: (312) 372-6300
                              Telecopy Number:  (312) 855-3868

                              JAYMAR-RUBY, INC.
                              5000 South Ohio Street
                              Michigan City, Indiana 46360
                              Attention:  President
                              Telephone Number: (219) 879-7341
                              Telecopy Number:  (219) 879-0388
                              With copies to Carey M. Stein
                              at address indicated above

                              HARTMARX EMPLOYEE STOCK OWNERSHIP PLAN TRUST
                              c/o Marianne Bamonte
                              Continental Bank N.A., as
                              ESOP Trustee
                              231 South LaSalle Street, 7J
                              Chicago, Illinois  60697
                              Telephone Number: (312) 828-6051
                              Telecopy Number:  (312) 987-1205
                              With copies to Carey M. Stein
                              at address indicated above

COLLATERAL AGENT:             THE FIRST NATIONAL BANK OF
                              CHICAGO
                              One First National Plaza
                              Chicago, Illinois  60670
                              Attention:  Richard A. Peterson
                              Telephone Number: (312) 732-7626
                              Telecopy Number:  (312) 732-1775
                              Telex:  4330253
                              Answerback:  FNBC UI

MOF AGENT AND LENDERS:        THE FIRST NATIONAL BANK OF
                              CHICAGO
                              One First National Plaza
                              Chicago, Illinois  60670
                              Attention:  Richard A. Peterson
                              Telephone Number: (312) 732-7626
                              Telecopy Number:  (312) 732-1775
                              Telex:  4330253
                              Answerback:  FNBC UI

                              ABN AMRO Bank N.V.
                              135 South LaSalle Street
                              Room 425
                              Chicago, Illinois  60603
                              Attention:  Patricia M. Luken
                              Telephone Number: (312) 443-2853
                              Telecopy Number:  (312) 606-8425
                              Telex:  6732700
                              Answerback: ABN AMRO CGO

                              BANKERS TRUST COMPANY
                              280 Park Avenue - Mail #1191
                              New York, New York  10017
                              Attention:  Susan Ryan
                              Telephone Number: (212) 454-3256
                              Telecopy Number:  (212) 454-3996
                              Telex:  62922
                              Answerback:  BTNY UW

                              BANCA NAZIONALE DEL LAVORO
                              CHICAGO BRANCH
                              55 West Monroe Street
                              Chicago, Illinois  60603
                              Attention:  Ronald J. Stazuk
                              Assistant Vice President
                              Attention:  Pietro De Luca
                              First Vice President and Manager
                              Telephone Number: (312) 444-9250
                              Telecopy Number:  (312) 444-9410
                              Telex:  3731374

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION
                              200 West Adams Street
                              Chicago, Illinois  60606
                              Attention:  Lynette M. Songy
                              Vice President
                              Telephone Number: (312) 269-4638
                              Telecopy Number:  (312) 641-2350
                              Telex:  6972650
                              Answerback: BAIC UW

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, #5183
                              335 Madison Avenue, 5th Floor
                              New York, New York  10017
                              Attention:  Faith Larsen
                              Senior Vice President
                              Telephone Number: (212) 503-7287
                              Telecopy Number:  (212) 503-7080

                              THE ROYAL BANK OF CANADA
                              33 North Dearborn Street
                              Suite 2300
                              Chicago, Illinois  60602
                              Attention:  Everett M. Harner
                              Telephone Number: (312) 372-4404
                              Telecopy Number:  (312) 782-3429

                              CONTINENTAL BANK N.A.
                              231 South LaSalle Street
                              Chicago, Illinois  60697
                              Attention:  Michael J. Bacevich
                              Telephone Number: (312) 828-3153
                              Telecopy Number:  (312) 987-1205
                              Telex:  253460
                              Answerback: CONTL BK CGO

                              THE FUJI BANK, LIMITED
                              CHICAGO BRANCH
                              225 West Wacker Drive
                              Suite 2000
                              Chicago, Illinois  60606
                              Attention:  Mark L. McCracken
                              Manager and Vice President
                              Telephone Number: (312) 621-0397
                              Telecopy Number:  (312) 621-0539
                                                    or 419-3677
                              Telex:  25314
                              Answerback:  FUJI BK CGO

                              HARRIS TRUST AND SAVINGS BANK
                              200 West Monroe Street
                              Chicago, Illinois  60690
                              Attention:  Cathy Ciolek
                              Telephone Number: (312) 987-4767
                              Telecopy Number:  (312) 765-1724

                              NATIONAL WESTMINSTER BANK PLC
                              NEW YORK BRANCH
                              Loan Administration Department
                              175 Water Street
                              New York, New York  10038-4924
                              Attention:  U.S. Team
                              Telephone Number: (212) 602-4115
                              Telecopy Number:  (212) 602-4118

                              NATIONSBANK OF NORTH CAROLINA, N.A.
                              Special Asset Bank
                              1 Independence Center
                              101 North Tryon Street I13-17
                              Charlotte, North Carolina  28255
                              Attention:  Charlie Kerr
                              Telephone Number: (704) 386-8535
                              Telecopy Number:  (704) 386-1759

                              THE SANWA BANK, LIMITED, CHICAGO
                              BRANCH
                              10 South Wacker
                              31st Floor
                              Chicago, Illinois  60606
                              Attention:  Ed White
                              Telephone Number: (312) 368-3018
                              Telecopy Number:  (312) 346-6677
                              Telex:  3735188
                              Answerback:  SANWA BK CGO

                              SWISS BANK CORPORATION
                              10 East 50th Street
                              New York, New York  10022
                              Attention:  Phyllis J. Karno
                              Telephone Number: (212) 574-4007
                              Telecopy Number:  (212) 574-3162
                              Telex:  WUD 254527
                              Answerback:  SWISS BANK CGO

                              COMMERZBANK AKTIENGESELLSCHAFT,
                              GRAND CAYMAN BRANCH
                              311 South Wacker Drive
                              Suite 5800
                              Chicago, Illinois  60606
                              Attention:  Linda Michelson
                              Telephone Number: (312) 408-6947
                              Telecopy Number:  (312) 435-1486
                              Telex:  210272
                              Answerback:  CBCH UR

                              WACHOVIA BANK OF NORTH CAROLINA,
                              N.A.
                              Suite 1740, Xerox Center
                              55 West Monroe Street
                              Chicago, Illinois  60603
                              Attention:  Donna Johnson
                              Telephone Number: (312) 853-0454
                              Telecopy Number:  (312) 853-0693

                              ALLSTATE LIFE INSURANCE COMPANY
                              Private Placement Department
                              Allstate Plaza West
                              Northbrook, Illinois  60062
                              Attention:  Ron Mendell
                              Telephone Number: (708) 402-3473
                              Telecopy Number:  (708) 402-3092

                              NATIONWIDE LIFE INSURANCE COMPANY
                              One Nationwide Plaza 1-33-07
                              Columbus, Ohio  43216
                              Attention:  Laurie Clingman
                              Securities Analyst
                              Telephone Number: (614) 249-3825
                              Telecopy Number:  (614) 249-4553

                              FARMLAND LIFE INSURANCE COMPANY
                              One Nationwide Plaza 1-33-07
                              Columbus, Ohio  43216
                              Attention:  Laurie Clingman
                              Securities Analyst
                              Telephone Number: (614) 249-3825
                              Telecopy Number:  (614) 249-4553

                              WEST COAST LIFE INSURANCE COMPANY
                              One Nationwide Plaza 1-33-07
                              Columbus, Ohio  43216
                              Attention:  Laurie Clingman
                              Securities Analyst
                              Telephone Number: (614) 249-3825
                              Telecopy Number:  (614) 249-4553

                              WISCONSIN HEALTH CARE LIABILITY
                              INSURANCE PLAN
                              One Nationwide Plaza 1-33-07
                              Columbus, Ohio  43216
                              Attention:  Laurie Clingman
                              Securities Analyst
                              Telephone Number: (614) 249-3825
                              Telecopy Number:  (614) 249-4553

                              FINANCIAL HORIZONS LIFE INSURANCE
                              COMPANY
                              One Nationwide Plaza 1-33-07
                              Columbus, Ohio  43216
                              Attention:  Laurie Clingman
                              Securities Analyst
                              Telephone Number: (614) 249-3825
                              Telecopy Number:  (614) 249-4553

                              GUARANTEE MUTUAL LIFE COMPANY
                              8801 Indian Hills Drive
                              Omaha, Nebraska  68114
                              Attention:  Steven A. Scanlan
                              Telephone Number: (402) 398-2636
                              Telecopy Number:  (402) 390-7400

HMX93A49.URC (2/16/94 2:10pm)

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